UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2026

GigCapital7 Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42262	98-1790710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As GigCapital7 Corp., a Cayman Islands exempted company (“GigCapital7”), previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2025, GigCapital7 entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of September 27, 2025, by and among GigCapital7, MMR Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of GigCapital7 (“Merger Sub”), and Hadron Energy, Inc., a Delaware corporation (the “Company”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company (the Company, in its capacity as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Company”). The Business Combination Agreement was subsequently amended by the First Amendment to Business Combination Agreement, dated as of December 12, 2025, by and among GigCapital7, Merger Sub, and the Company (the “First Amendment”).

The Business Combination Agreement provides that the Aggregate Merger Consideration (as such term is defined in the Business Combination Agreement) to be issued for the securities of the Company shall be equal to (a)(i) the “Public Company (Pre-Capital Raise) Valuation” of $1,200,200,000, divided by (b) $10.59, less (b) 13,333,333 shares of Domesticated Purchaser Common Stock (as such term is defined in the Business Combination), or a total of 100,000,000 shares of Domesticated Purchaser Common Stock, which at a nominal value of $10.00 per share would have a valuation for the Company of $1 billion. On April 16, 2026, GigCapital7, Merger Sub, and the Company entered into a Second Amendment to Business Combination Agreement (the “Second Amendment”), which amends the Business Combination Agreement to (a) adjust the valuation of the Company and (b) extend the Outside Date. The Second Amendment amends the definition of “Public Company (Pre-Capital Raise) Valuation” set forth in Article X of the Business Combination Agreement to mean $776,599,997, which has the effect of reducing the Aggregate Merger Consideration to be issued for the securities of the Company to 60,000,000 shares of Domesticated Purchaser Common Stock, which at a nominal value of $10.00 per share would have a valuation for the Company of $600 million. The Second Amendment also amends Section 8.01(c) of the Business Combination Agreement to replace the date “April 30, 2026” with the date “May 31, 2026.” As a result, all references to the “Outside Date” in the Business Combination Agreement now refer to May 31, 2026. Other than as modified by the Second Amendment, all terms, conditions, and provisions of the Business Combination Agreement, as previously amended, remain in full force and effect.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 16, 2026, GigCapital7 issued an amended and restated unsecured convertible promissory note (the “Amended and Restated Working Capital Note”) in the principal amount of $293,000.00 to GigAcquisitions7 Corp., a Cayman Islands exempted company (the “Sponsor”). The Amended and Restated Working Capital Note amends, restates, supersedes and replaces that certain unsecured convertible promissory note dated January 30, 2026, in the principal amount of $148,000 previously issued by GigCapital7 to the Sponsor (the “Prior Note”). The Company issued the Amended and Restated Working Capital Note in consideration for a loan from the Sponsor to fund GigCapital7’s working capital requirements. The Amended and Restated Working Capital Note is convertible at the Sponsor’s election upon the consummation of the initial business combination. Upon such election, the convertible note will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering.

The Amended and Restated Working Capital Note bears no interest and is repayable in full upon the consummation of a business combination by GigCapital7, except that the Amended and Restated Working Capital Note may be converted, at the sole election of our Sponsor, into units of GigCapital7 at the consummation of GigCapital7’s initial business combination.

A copy of the Amended and Restated Working Capital Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirely by reference to such Note.

Item 7.01	Regulation FD Disclosure.

On April 20, 2026, GigCapital7 and the Company issued a joint press release announcing, among other things, the reduction in valuation of the Company (the “Press Release”). A copy of the Press Release is attached to this Current Report as Exhibit.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing of GigCapital7 under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events.

Investor Presentation

In connection with the issuance of the Press Release, on April 20, 2026, GigCapital7 also made available an updated investor presentation reflecting the revised terms of the Business Combination Agreement, including the reduction of the Aggregate Merger Consideration to be issued for the securities of the Company to 60,000,000 shares of Domesticated Purchaser Common Stock, which at a nominal value of $10.00 per share would have a valuation for the Company of $600 million. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Supplement to the Proxy Statement

On April 15, 2026, GigCapital7 filed its proxy statement/prospectus (the “Proxy Statement”) for the solicitation of proxies in connection with the upcoming extraordinary general meeting (the “Extraordinary General Meeting”) to consider and vote on its proposed business combination (the “Business Combination”) and other matters as described in the registration statement and a prospectus relating to the offer of the securities to be issued to the stockholders of the Company in connection with the Business Combination.

GigCapital7 has decided to supplement the Proxy Statement (the “Proxy Supplement”) to provide updated information about the Second Amendment and the Amended and Restated Promissory Note. There is no change to the date, location, the record date, redemption deadline or any of the other proposals to be acted upon at the Extraordinary General Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the April 15, 2026, record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the Extraordinary General Meeting by requesting that the transfer agent return such shares prior to the Extraordinary General Meeting.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.3 and is incorporated to herein by reference.

The information in this Item 8.01 (including Exhibits 99.2 and 99.3) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Second Amendment to Business Combination Agreement, dated as of April 16, 2026, by and among GigCapital7 Corp., MMR Merger Sub, Inc., and Hadron Energy, Inc.

10.1	Amended and Restated Promissory Note, dated April 16, 2026

99.1	Press Release dated April 20, 2026

99.2	Investor Presentation, April 2026

99.3	Proxy Supplement, dated as of April 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2026	GIGCAPITAL7 CORP.

	By:	/s/ Dr. Avi S. Katz
	Name:	Dr. Avi S. Katz
	Title:	Chief Executive Officer